                                                                  EXHIBIT 10.13


                        REVOLVING CREDIT PROMISSORY NOTE


$2,500,000                   Nashville, Tennessee              October 31, 1995

                  FOR VALUE RECEIVED, American Retirement Communities, L.P. ("Maker"), a Tennessee limited partnership, promises to pay to the order of First Union National Bank of Tennessee ("Payee"), a national banking association, the sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or as much thereof as may be outstanding from time to time pursuant to that certain Loan Agreement of even date herewith between Maker and Payee (the "Loan Agreement"), together with interest thereon as provided in the Loan Agreement. Payments of interest in arrears on the outstanding principal balance hereunder shall be made as provided in the Loan Agreement. All remaining principal and interest shall be due and payable on October 31, 1996.

                  Interest hereunder shall be calculated based upon a 360-day year and actual days elapsed. The interest rate required hereby shall not exceed the maximum rate permissible under applicable law, and any amounts paid in excess of such rate shall be applied to reduce the principal amount hereof or shall be refunded to Maker, at the option of the holder of this Note.

                  All amounts due under this Note are payable at par in lawful money of the United States of America, at the principal place of business of Payee in Nashville, Tennessee, or at such other address as the Payee or other holder hereof (herein "Holder") may direct.

                  To the maximum extent permitted under applicable law, any payment not made within fifteen (15) days of its due date will be subject to assessment of a late charge equal to five percent (5%) of such payment. Holder's right to impose a late charge does not evidence a grace period for the making of payments hereunder.

                  The occurrence of any Event of Default under the Loan Agreement shall constitute an Event of Default hereunder. Upon the occurrence of an Event of Default, as so defined, Holder may, at its option and without notice, declare all principal and interest provided for under this Note, and any other obligations of Maker to Holder, to be presently due and payable, and Holder may enforce any remedies available to Holder under any documents securing or evidencing debts of Maker to Holder. Holder may waive any Event of Default before or after it occurs and may restore this Note in full effect without impairing the right to declare it due for a subsequent Event of Default, this right being a continuing one. Following the occurrence of an Event of Default, the remaining unpaid principal balance of the indebtedness evidenced hereby and all expenses due Holder shall bear interest at the highest rate permissible under applicable law.

                  All amounts received for payment of this Note shall be first applied to any expenses due Holder under this Note or under any other documents evidencing or securing obligations of Maker to Holder, then to accrued interest, and finally to the reduction of principal. Prepayment of principal or accrued interest may be made, in whole or in part,only as provided in the Loan


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Agreement. Any prepayment(s) shall reduce the final payment(s) and shall not reduce or defer installments next due.

                  This Note may be freely transferred by Holder.

                  Maker and all sureties, guarantors, endorsers and other parties to this instrument hereby consent to any and all renewals, waivers, modifications, or extensions of time (of any duration) that may be granted by Holder with respect to this Note and severally waive demand, presentment, protest, notice of dishonor, and all other notices that might otherwise be required by law. All parties hereto waive the defense of impairment of collateral and all other defenses of suretyship.

                  Maker and all sureties, guarantors, endorsers and other parties hereto agree to pay reasonable attorneys' fees and all court and other costs that Holder may incur in the course of efforts to collect the debt evidenced hereby or to protect Holder's interest in any collateral securing the same.

                  The validity and construction of this Note shall be determined according to the laws of Tennessee applicable to contracts executed and performed within that state. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full effect.

                  The provisions of this Note may be amended or waived only by instrument in writing signed by the Holder and Maker and attached to this Note.

                  Words used herein indicating gender or number shall be read as context may require.



                            AMERICAN RETIREMENT COMMUNITIES, L.P.

                            By:  American Retirement Communities LLC,
                                 General Partner

                                 By: /s/
                                    --------------------------------------------
                                 Title:
                                       -----------------------------------------



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                               FIRST AMENDMENT TO
                        REVOLVING CREDIT PROMISSORY NOTE


                  This First Amendment to Revolving Credit Promissory Note is dated as of June 11, 1996 by and between AMERICAN RETIREMENT COMMUNITIES, L.P. ("Borrower"), a Tennessee limited partnership, and FIRST UNION NATIONAL BANK OF TENNESSEE ("Lender"), a national banking association.


                              W I T N E S S E T H:

                  WHEREAS, Borrower and Lender entered into that certain $2,500,000 Revolving Credit Promissory Note dated October 31, 1995 (the "Note"); and

                  WHEREAS, Borrower and Lender wish to amend the Note and certain particulars;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees as follows:

                  1. The Promissory Note is hereby amended by deleting the final sentence of the first paragraph on page 1 thereof and substituting therefore the following:

                     All remaining principal and interest shall be due and payable on October 31, 1997.

                  EXECUTED the date first written above.





                    FIRST UNION NATIONAL BANK OF TENNESSEE

                    By: /s/
                       -----------------------------------------

                    Title:
                          --------------------------------------


                    AMERICAN RETIREMENT COMMUNITIES, L.P.

                    By:  American Retirement Communities, L.L.C., G.P.

                    By: /s/
                       -----------------------------------------

                    Title:
                          --------------------------------------

                    FIRST UNION NATIONAL BANK OF TENNESSEE
                                  STANDBY NOTE

$8,176,875.00                                                October 31, 1995

                  FOR VALUE RECEIVED, the undersigned, AMERICAN RETIREMENT COMMUNITIES, L.P., a Tennessee limited partnership (the "Borrower"), hereby promises to pay to the order of First Union National Bank of North Carolina ("FUNB-NC") and First Union National Bank of Tennessee ("FUNB-TN"), as their respective interests may appear (collectively, the "Bank") the principal amount of Eight Million One Hundred Seventy-Six Thousand Eight Hundred Seventy-Five and No/100 Dollars ($8,176,875.00), or so much thereof as may be advanced from time to time as contemplated in that certain Reimbursement Agreement dated as of October 31, 1995 (the "Agreement") among the Borrower and the Bank, with interest thereon at a rate of one-quarter of one percent (0.25%) in excess of the Prime Rate as announced from time to time by FUNB-TN, with respect to drawings identified in clause (b) below, and two percent (2%) in excess of such Prime Rate, with respect to drawings identified in clause (a) below, or such greater rate as may be provided in the Agreement. As used in this Standby Note, the term "Prime Rate" means the fluctuating and floating rate of interest as established and declared as the Prime Rate by FUNB-TN at any time and from time to time. The interest rate hereon shall be adjusted on the day of each change in such Prime Rate, automatically and without the necessity of notice to or demand on the undersigned.

                  Principal of and interest on this Standby Note shall be payable in lawful currency of the United States of America at the main office of FUNB-TN in Nashville, Tennessee, as follows:

                  (a) In the event of any drawings under the Letter of Credit (as defined in the Agreement) other than a drawing specified in clause (b) below, principal of and interest on this Standby Note shall be payable in accordance with the provisions of Section 3.1 of the Agreement.

                  (b) In the event of any Tender Drawing (as defined in the Agreement), principal of this Standby Note shall be payable on the earlier of
(i) the date of any subsequent resale of the Bonds (as defined in the Agreement) that were purchased or paid with proceeds of such Tender Drawing, but only to the extent of the principal amount of such Bonds that have been so resold, (ii) the date on which any Bonds shall be prepaid or redeemed as provided in the Agreement and in the Indenture (as defined in the Agreement), but only to the extent of the principal amount of Bonds that have been prepaid or redeemed, or (iii) the Scheduled Termination Date (as defined in the Agreement); and interest hereon shall be payable monthly in arrears on the first Business Day (as defined in the Agreement) in each calendar month, commencing with the first calendar month following the date of such Tender Drawing to and including the Scheduled Termination Date, provided, however, that with respect to any Bonds that have been resold or prepaid as contemplated in clauses (i) and (ii) above, interest on the principal amount of such Bonds shall be due and payable on the date(s) of any such resale or prepayment.



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                  Principal and interest that may be paid from time to time by the Borrower with respect to this Standby Note shall be credited against the Borrower's corresponding reimbursement obligations under Section 3.1 of the Agreement.

                  In the event any amount which may be due under this Standby Note shall not be paid within fifteen (15) days of the date when due, the Borrower shall, to the extent permitted by applicable law, also pay to the Bank a late charge equal to four percent (4%) of the amount of such overdue payment.

                  In the event this Standby Note is placed in the hands of an attorney for collection or enforcement or if the Bank incurs any costs incident to the collection of the indebtedness evidenced hereby, the Borrower agrees to pay a reasonable attorney's fee, all other court and other costs, and the reasonable costs of any other collection efforts.

                  Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Borrower. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Standby Note or as a waiver of such right of acceleration or of the right of the Bank thereafter to insist upon strict compliance with the terms hereof or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. Unless otherwise specifically agreed by Bank in writing, the liability of Borrower and all other persons now or hereafter liable for payment of the indebtedness evidenced hereby, or any portion thereof, shall not be affected by
(1) any renewal hereof or other extension of the time for payment of the indebtedness evidenced hereby or any amount due in respect thereof, (2) the release of all or any part or any collateral now or hereafter securing the payment of the indebtedness evidenced hereby or any portion thereof, or (3) the release of or resort to any person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof. This Standby Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  This Standby Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and interpreted in accordance with the laws of said state.




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                  IN WITNESS WHEREOF, the undersigned Borrower has caused this
Standby Note to be executed in its name by its duly authorized officer as of the date first above written.

                      AMERICAN RETIREMENT COMMUNITIES, L.P.
                      a Tennessee limited partnership

                               By: American Retirement Communities, LLC, its sole general partner

                               By: /s/
                                  --------------------------------------------
                               Title:
                                     -----------------------------------------





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                            By: /s/
                               ---------------------------------------------
                            Title:
                                  -----------------------------------------



                            AMERICAN RETIREMENT COMMUNITIES, L.P.

                            BY: AMERICAN RETIREMENT COMMUNITIES, L.L.C.,G.P.

                            By: /s/
                               ---------------------------------------------
                            Title:
                                  -----------------------------------------